Risk management - Liquidity coverage ratio by component (Details) - Liquidity risk - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Disclosure of maturity analysis for financial assets held for managing liquidity risk [line items]
High-quality liquid assets-HQLAs	€ 297,300	€ 263,635
Total net cash outflows (denominator)	181,953	157,368
Cash outflows	233,294	204,813
Cash inflows	€ 51,341	€ 47,445
LCR ratio (%)	163.00%	168.00%
NSFR ratio (%)	126.00%	120.00%